UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 28, 2011
(Date of earliest event reported)

VITACOST.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34468	37-1333024
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5400 Broken Sound Blvd. NW – Suite 500
Boca Raton, Florida 33487-3521
(Address of Principal Executive Offices)

(561) 982-4180
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Please see the disclosure set forth under Item 8.01, which is incorporated by reference into this Item 5.03.

Item 8.01             Other Events

On September 28, 2011, Vitacost.com, Inc. (the “Parent”) merged with and into Vitacost Merger Corporation, a wholly owned subsidiary of the Parent, with Vitacost Merger Corporation (the “Surviving Company”) surviving the merger (the “Restructuring”), pursuant to the Agreement and Plan of Merger between Vitacost Merger Corporation and Vitacost.com, Inc., dated as of July 28, 2011.  The Restructuring was effected following the approval by the requisite vote of the Parent’s stockholders at the Special Meeting of Stockholders held on September 7, 2011 (the “Special Meeting”).  The Surviving Company is deemed to be the successor issuer of the Parent, under Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended, and the Surviving Company will continue to operate the business of the Parent under the name Vitacost.com, Inc.

The Restructuring did not result in any change in the name, business, management, fiscal year, assets, liabilities or location of the principal facilities of Vitacost.com, Inc.  In addition, the Surviving Company’s common stock will continue to trade on the NASDAQ Global Market under the symbol “VITC.”  The directors and officers of the Parent will continue as the directors and officers of the Surviving Company, and the provisions of the certificate of incorporation and bylaws of the Surviving Company mirror those of the Parent immediately before the merger (copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, and which are incorporated herein by reference).  The Parent’s stockholders are not required to exchange their existing stock certificates for new certificates of the Surviving Company and each outstanding and unexercised option to purchase common stock of the Parent has converted into the right to purchase common stock of the Surviving Company on the same terms. The Restructuring is intended to constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

The foregoing description of the Agreement and Plan of Merger and the Restructuring is not complete and is subject to, and qualified in its entirety by, the full text of the Agreement and Plan of Merger, which is included as Exhibit 99.1 to this Current Report on Form 8-K, the terms of which are incorporated herein by reference.  Additional information about the Restructuring can be found in the Parent’s Proxy Statement for the Special Meeting, filed with the Securities and Exchange Commission on August 15, 2011.

Item 9.01.            Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Incorporation of Vitacost.com, Inc.

3.2	Bylaws of Vitacost.com, Inc.

99.1	Agreement and Plan of Merger between Vitacost Merger Corporation and Vitacost.com, Inc., dated as of July 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    September 28, 2011

VITACOST.COM, INC.

By:	/s/ Stephen Markert, Jr.
Name:	Stephen Markert, Jr.
Title:	Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Incorporation of Vitacost.com, Inc.

3.2	Bylaws of Vitacost.com, Inc.

99.1	Agreement and Plan of Merger between Vitacost Merger Corporation and Vitacost.com, Inc., dated as of July 28, 2011.